Exhibit No. 99

--------------------------------------------------------------------------------
                            WFMBS MORTGAGE LOAN POOL
                20-YEAR THROUGH 30-YEAR 10/1 CMT INTERMEDIATE ARM
                         RELO & NON-RELOCATION MORTGAGES
                               WFMBS SERIES 2004-E
                            POOL PROFILE (3/22/2004)

--------------------------------------------------------------------------------

                                                              -------------------------            ----------------------
                                                                     10/1 POOL                           Tolerance
                                                              -------------------------            ----------------------

     AGGREGATE PRINCIPAL BALANCE                                          $320,246,481                        (+/- 5.00%)

     MORTGAGE LOAN CUTOFF DATE                                                1-Apr-04                                N/A
     INTEREST RATE RANGE                                                 3.625 - 6.125                                N/A
     GROSS WAC                                                                  5.178%                     (+ / - 10 bps)
     WEIGHTED AVERAGE SERVICE FEE                                             25.0 bps
     MASTER SERVICING FEE                                                      1.0 bps on Securitization only
     WAM (in months)                                                               359                     (+/- 2 months)

     WALTV                                                                         62%                      (maximum +5%)

     CALIFORNIA PERCENT                                                            70%                      (maximum +5%)
     SINGLE LARGEST ZIP CODE PERCENT                                                2%                     (maximum  +2%)

     AVERAGE LOAN BALANCE                                                     $528,460                 (maximum +$25,000)
     LARGEST INDIVIDUAL LOAN BALANCE                                        $1,935,671               (maximum $2,100,000)

     CASH OUT REFINANCE PERCENT                                                    11%                     (maximum  +5%)

     PRIMARY RESIDENCE PERCENT                                                     97%                      (minimum -5%)

     SINGLE FAMILY DETACHED PERCENT                                                93%                      (minimum -5%)

     FULL DOCUMENTATION PERCENT                                                    54%                      (minimum -5%)

     WA FICO                                                                       734                       (minimum -5)

     UNINSURED > 80% LTV PERCENT                                                    0%                      (maximum +3%)

     RELOCATION PERCENT                                                           3.7%                      (minimum -2%)

     GROSS MARGIN                                                               2.750%                      (+ / - 5 bps)

     GROSS LIFECAP                                                             10.178%                     (+ / - 10 bps)

     WA MONTHS TO NEXT ROLL                                                        119                   (+ / - 3 months)

     INTEREST ONLY PERCENT                                                          0%                     (maximum  +5%)

  THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
     MORTGAGE LOANS CONTAINED IN THE PROSPECTUS SUPPLEMENT. SUCH INFORMATION
         SUPERSEDES THE INFORMATION IN ALL PRIOR COLLATERAL TERM SHEETS.
--------------------------------------------------------------------------------
(1) All dollar amounts are approximate and all percentages are expressed as approximate percentages of the Aggregate Principal Balance.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            WFMBS MORTGAGE LOAN POOL
                20-YEAR THROUGH 30-YEAR 10/1 CMT INTERMEDIATE ARM
                         RELO & NON-RELOCATION MORTGAGES
                               WFMBS SERIES 2004-E
                               PRICING INFORMATION
                            POOL PROFILE (3/22/2004)
--------------------------------------------------------------------------------

     COLLATERAL                                 All Mortgage Loans will Index off the One Year CMT.
                                           None of the Mortgage Loans have a convertibility feature.
                   Each Mortgage Loan has a 5% Initial Rate Cap & 2% for each Adjustment thereafter.
                                                      Each Mortgage Loan has a 5% Lifetime Rate Cap.

     RATING AGENCIES                                                              TBD by Wells Fargo

     PASS THRU RATE                                               Net WAC or Ratio Stripped/Variable

     STRUCTURE                                                  TO CONFORM TO WFMBS 2002-B or 2004-C
                                                                              EXCEPT AS NOTED BELOW
                                        (Call WF Structured Finance at the number below for details)

     AAA STRUCTURE DUE DATE                                                                9-Apr-04              9:00 AM

            Structures received or changes to structures past the due date will incur a $10,000 fee.

     PRICING DATE

     SETTLEMENT DATE                                                                       28-Apr-04


     ASSUMED SUB LEVELS                                     Assumed Rating Agencies AGG Assumed Levels
     Levels and Rating Agencies for                      AAA     Moody's/S&P           2.45%
     2004-E to be determined by                           AA         S&P               0.95%
     Wells Fargo                                           A         S&P               0.55%
     These levels are for bid purposes only.             BBB         S&P               0.35%
     Any change in actual levels will not result          BB         S&P               0.20%
     in price changes.                                     B         S&P               0.10%


                                                                Note:  AAA Class will be rated by two rating agencies.
                                                                AA through B Classes will be rated by one rating agency.
                                                                Additional tranche ratings will be paid for by the sub underwriter.

NOTE: Please note the following specifics of the 2004-E structure:
Class A Optimal Amt: Class A PP% of Net Liquidation Proceeds for a Liquidated
Loan
Class A PP% Shift Test Failure - Look back to last determination date for calc'd Class A PP%
No Floating Rate Interest-Only Strips will be described as Fixed Rate (Normalized I/Os)



* This Security may contain Pledged Asset Loans, Buydown Loans, and Manufactured Homes.
--------------------------------------------------------------------------------


     WFMBS CONTACTS                                Brad Davis (301) 846-8009
                                                   Gretchen Leff (301) 846-8356
                                                   Mike Miller (301) 815-6397
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            WFASC Denomination Policy
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
                                                                                Minimum      Physical       Book Entry
Type and Description of Certificates                                          Denomination  Certificates    Certificates
                                                                                 (1)(4)
-----------------------------------------------------------------------------------------------------------------------------
Class A
PAC, TAC, Scheduled, Accrual, Sequential, Floaters, NAS, Non-complex
components (subject to reasonable prepayment support)                             $25,000      Allowed        Allowed

Companion classes for PAC, TAC, Scheduled Classes                                $100,000      Allowed        Allowed

Inverse Floater (Including Leveraged), PO, Subclasses of the Class A that
provide credit protection to the Class A, Complex multi-component certificates   $100,000      Allowed        Allowed

Notional and Nominal Face IO                                                        (2)        Allowed        Allowed

Residual Certificates                                                               (3)        Required      Not Allowed

All other types of Class A Certificates                                             (5)          (5)            (5)


Class B (Investment Grade)                                                       $100,000      Allowed        Allowed

Class B (Non-Investment Grade)                                                   $250,000      Required      Not Allowed
-----------------------------------------------------------------------------------------------------------------------------

(1) WFASC reserves the right to cause certain certificates to be issued in denominations greater than outlined above or in a definitive form to mitigate the risk of a security with complicated cash-flow characteristics being made available to an unsophisticated investor.

(2) IO Certificates will be issued in minimum denominations that ensure a minimum purchase price of $100,000.

(3)   100% percentage interest for non-economic residuals.

(4) Retail Classes will be analyzed and approved on a case-by-case basis by WFASC. (WFASC does not issue Companion Classes for PAC/TAC/Scheduled Classes in $1000 denominations.)

(5)   Underwriter must obtain WFASC's approval.